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                            VAN KAMPEN EQUITY TRUST
                            ON BEHALF OF ITS SERIES
                       VAN KAMPEN AGGRESSIVE GROWTH FUND

                    SUPPLEMENT DATED OCTOBER 23, 2000 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                         PROSPECTUS DATED JULY 28, 2000

    This Prospectus is hereby supplemented as follows:

    (1) The section entitled "PURCHASE OF SHARES -- NET ASSET VALUE PURCHASE OPTIONS" is amended by adding the following category (10):

        (10) Certain qualified state tuition plans qualifying pursuant to
    Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE